Exhibit (77)(q)(1)

                                    EXHIBITS

(a)(1) Establishment and Designation of Series, establishing the Principal Protection Fund I - filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Form N-1A Registration Statement on July 3, 2001 and incorporated herein by reference.

(a)(2) Certificate of Amendment of Declaration of Trust - filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Form N-1A Registration Statement on July 3, 2001 and incorporated herein by reference.

(a)(3) Establishment and Designation of Series, establishing the Principal Protection Fund II - filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant's Form N-1A Registration Statement on October 25, 2001 and incorporated herein by reference.

(d) Form of Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940 - filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant's Form N-1A Registration Statement on October 25, 2001 and incorporated herein by reference.

(e)(1) Investment Management Agreement between the Registrant, on behalf of Pilgrim Principal Protection Fund I, and ING Pilgrim Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Form N-1A Registration Statement on July 3, 2001 and incorporated herein by reference.

(e)(2) Sub-Advisory Agreement between ING Pilgrim Investments, LLC, on behalf of the Pilgrim Principal Protection Fund I, and Aeltus Investment Management, Inc.
- filed as an exhibit to Post-Effective Amendment No. 9 to the Registrant's Form N-1A Registration Statement on July 3, 2001 and incorporated herein by reference.

(e)(3) Form of Amended and Restated Schedule A to the Investment Management Agreement between the Registrant, on behalf of Pilgrim Principal Protection Fund I and Pilgrim Principal Protection Fund II, and ING Pilgrim Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant's Form N-1A Registration Statement on October 25, 2001 and incorporated herein by reference.

(e)(4) Form of Amended and Restated Schedule A to the Sub-Advisory Agreement between ING Pilgrim Investments, LLC, on behalf of Pilgrim Principal Protection Fund I and Pilgrim Principal Protection Fund II, and Aeltus Investment Management, Inc. - filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant's Form N-1A Registration Statement on October 25, 2001 and incorporated herein by reference.